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                                                                 EXHIBIT 10.31.1


                             AMENDMENT NUMBER THREE
                                     to the
             Amended and Restated Master Loan and Security Agreement
                           dated as of March 27, 2000,
                                      Among
                    HANOVER CAPITAL MORTGAGE HOLDINGS, INC.,
                         HANOVER CAPITAL PARTNERS, LTD.
                                       and
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.


     This AMENDMENT NUMBER THREE (this "AMENDMENT") is made this 11th day of April, 2001, among HANOVER CAPITAL MORTGAGE HOLDINGS, INC., HANOVER CAPITAL PARTNERS, LTD. (each, a "BORROWER" and collectively, the "BORROWERS") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. ("LENDER") to the MASTER LOAN AND SECURITY AGREEMENT, dated as of March 27, 2000, between Lender and Borrowers, as otherwise amended (the "LOAN AGREEMENT").

                                    RECITALS

     WHEREAS, Borrowers have requested that Lender agree to amend the Loan Agreement to extend the Termination Date thereunder and the Borrowers and the Lender have agreed to make such additional modifications as more expressly set forth below to the Loan Agreement.

     WHEREAS, as of the date of this Amendment, Borrowers represent to the Lender that they are in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Loan Agreement and will not be in default under the Loan Agreement upon the execution of this Amendment.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     SECTION 1. Effective as of April 11, 2001, the definition of "Applicable Collateral Percentage" in Section 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

     "APPLICABLE COLLATERAL PERCENTAGE" shall mean, with respect to Non-Investment Grade Bonds which are rated BB by S&P or Moody's, 70%; with respect to Non-Investment Grade Bonds which are rated B by S&P or Moody's, 60%; and with respect to Non-Investment Grade Bonds which are rated B- by S&P or Moody's or which are unrated, 50%.

     SECTION 2. Effective as of April 11, 2001, the definition of "Applicable Margin" in Section 1 of the Loan Agreement is hereby amended to read in its entirety as follows:


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     "APPLICABLE MARGIN" shall mean, 1.75% per annum.

     SECTION 3. Effective as of April 11, 2001, the definition of "Collateral Value" in Section 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

     "COLLATERAL VALUE" shall mean, (a) with respect to each Non-Investment Grade Bond, the Applicable Collateral Percentage of the lesser of (i) the Market Value of such Non-Investment Grade Bond and (ii) the Purchase Price Percentage of such Non-Investment Grade Bond multiplied by the outstanding principal balance of such Non-Investment Grade Bond; provided that the Collateral Value shall be ZERO for each Non-Investment Grade, as applicable:

     (a) which has a Material Exception with respect thereto which was not otherwise waived by Lender;

     (b) in respect to which there is a breach of any of the representations or warranties in Schedule 1 hereto; or

     (c)  which is not an Eligible Bond.

     SECTION 4. Effective as of April 11, 2001, the definition of "Maximum Committed Amount" in Section 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

     "MAXIMUM COMMITTED AMOUNT" shall mean $10,000,000.

     SECTION 5. Effective as of April 11, 2001, the definition of "Maximum Credit" in Section 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

     "MAXIMUM CREDIT" shall mean $10,000,000.

     SECTION 6. Effective as of April 11, 2001, the definition of
"Non-Investment Grade Bond Sublimit" in Section 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

     "NON-INVESTMENT GRADE BOND SUBLIMIT" shall mean $10,000,000.

     SECTION 7. Effective as of April 11, 2001, the definition of "Termination Date" in Section 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

     "TERMINATION DATE" shall mean March 28, 2002 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law, as same may be extended in accordance with
     Section 2.10 hereof.

     SECTION 8. Effective as of April 11, 2001, Section 2.01(e) of the Loan Agreement is hereby amended to read in its entirety as follows:


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     (e) Notwithstanding any provision of this Agreement to the contrary, the
     Borrowers acknowledge that the Lender shall have no obligation to make any Advance hereunder which is secured by any Collateral other than Non-Investment Grade Bonds.

     SECTION 9. Effective as of April 11, 2001, Section 3.03 of the Loan Agreement is hereby amended to read in its entirety as follows:

     3.03 COMMITMENT FEE. The Borrowers shall not be required to pay a Commitment Fee to the Lender pursuant to the terms of this Loan Agreement for any period following March 27, 2001.

     SECTION 10. Effective as of April 11, 2001, Section 3.05 of the Loan Agreement is hereby amended to read in its entirety as follows:

     3.05 NON-USAGE FEE. The Borrowers agree to pay to the Lender, on June 30, 2001, September 30, 2001, December 30, 2001 and March 27, 2002, in addition to any other fees then payable, a non-usage fee equal to (a) 12.5 basis points (0.125%) multiplied by (b)(i) the number of days from and including March 27, 2001 or the previous payment date of such Non-usage Fee up to but not including the related payment date of such Non-Usage Fee or the Termination Date, as applicable, during which the unused portion of the Maximum Committed Amount exceeded $5,000,000, divided by (ii) 360, multiplied by (c) the average daily amount of the entire unused portion of the Maximum Committed Amount for the applicable days on which the unused portion of the Maximum Committed Amount exceeded $5,000,000, such payment to be made in Dollars, in immediately available funds, without deduction, set-off, or counterclaim. The Lender may, in its sole discretion, net such non-usage fee from the proceeds of any Advance made to a Borrower hereunder.

     SECTION 11. Effective as of April 11, 2001, Section 3.06 of the Loan Agreement is hereby amended to read in its entirety as follows:

     3.06 FACILITY FEE. On April 11, 2001, the Borrowers shall pay to the Lender a facility fee in connection with the extension of the Termination Date hereunder, equal to $150,000. Such facility fee shall not be subject to offset or credit against any underwriting fees earned by the Lender at any time. The extension of the Termination Date to March 28, 2002 shall become effective upon receipt by the Lender of such facility fee.

     SECTION 12. Effective as of April 11, 2001, Section 7.09 of the Loan Agreement is hereby amended to read in its entirety as follows:

     7.09 FINANCIAL CONDITION COVENANTS.
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     (a)  MAINTENANCE OF TANGIBLE NET WORTH. Hanover Capital Holdings shall at all times maintain Tangible Net Worth of not less than $30,000,000.

     (b) MAINTENANCE OF RATIO OF INDEBTEDNESS TO TANGIBLE NET WORTH. With respect to Hanover Capital Holdings or its Subsidiaries, the ratio of Indebtedness to Tangible Net Worth shall not at any time be greater than 9:1.

     (c) MAINTENANCE OF LIQUIDITY. Hanover Capital Holdings shall ensure that, as of the end of each calendar month, it has Cash Equivalents and unpledged and unencumbered mortgage-backed securities guaranteed by an agency of the federal government, with an aggregate market value equal to not less than $5,000,000.

     SECTION 13. FEES AND EXPENSES. Borrower agrees to pay to Lender all fees and out of pocket expenses incurred by Lender in connection with this Amendment (including all reasonable fees and out of pocket costs and expenses of the Lender's legal counsel incurred in connection with this Amendment Number Three), in accordance with Section 11.03 of the Loan Agreement

     SECTION 14. DEFINED TERMS. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

     SECTION 15. REPRESENTATIONS. In order to induce the Lender to execute and deliver this Amendment Number Three, the Borrowers hereby represent to the Lender that as of the date hereof, after giving effect to this Amendment Number Three, the Borrowers are in full compliance with all of the terms and conditions of the Loan Agreement.

     SECTION 16. LIMITED EFFECT. Except as expressly amended and modified by this Amendment, the Loan Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Three need not be made in the Loan Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

     SECTION 17. GOVERNING LAW. THIS AMENDMENT NUMBER THREE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

     SECTION 18. COUNTERPARTS. This Amendment Number Three may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.


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                            [SIGNATURE PAGE FOLLOWS]


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     IN WITNESS WHEREOF, Borrowers and Lender have caused this amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                     HANOVER CAPITAL MORTGAGE
                                       HOLDINGS, INC.
                                       BORROWER

                                     By:
                                        --------------------------------
                                     Name:
                                          ------------------------------
                                     Title:
                                           -----------------------------


                                     HANOVER CAPITAL PARTNERS, LTD.
                                       BORROWER

                                     By:
                                        --------------------------------
                                     Name:
                                          ------------------------------
                                     Title:
                                           -----------------------------


                                     GREENWICH CAPITAL FINANCIAL
                                     PRODUCTS, INC.,
                                       LENDER

                                     By:
                                        --------------------------------
                                     Name:
                                          ------------------------------
                                     Title:
                                           -----------------------------